Exhibit 10.3

Execution Version

AMENDMENT NO. 1

TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 14, 2016, is entered into by and among AVNET, INC., a New York corporation (the “Company”), and each Lender party hereto.

PRELIMINARY STATEMENTS

The Company, as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and the other Lenders from time to time party thereto entered into that certain Credit Agreement, dated as of July 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement;” the terms defined therein being used herein as therein defined);

The Company has made an announcement under Rule 2.7 of the City Code on Takeovers and Mergers in the United Kingdom (the “Rule 2.7 Announcement”), announcing its firm intention to make an offer to acquire, directly or indirectly, the entire issued and to be issued share capital of Premier Farnell plc, a public limited company organized under the laws of England and Wales (the “Premier Farnell Acquisition”);

The Company intends to finance a portion of the cash consideration for the Premier Farnell Acquisition and related Transaction Costs (as defined below) by causing Avnet Holding Europe BVBA and Tenva Group Holdings Limited, each of which is a wholly owned indirect Subsidiary of the Company (together, the “Term Loan Borrowers”) to enter into a senior unsecured term loan facility (as amended, modified, restated or otherwise supplemented from time to time, the “Term Loan Facility”);

The Company has requested an amendment to the Credit Agreement, effective as of the Amendment No. 1 Effective Date (as defined below) to permit the entry into the Term Loan Facility by the Term Loan Borrowers and the incurrence of loans thereunder and to make certain other modifications set forth herein; and

The Company and the Required Lenders have agreed that the Credit Agreement shall be amended as provided in Section 1 hereof, upon the terms and subject to the conditions set forth herein and effective as of the Amendment No. 1 Effective Date.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement on the Amendment No. 1 Effective Date. The Credit Agreement shall be, effective as of the Amendment No. 1 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a) Section 1.01 of the Credit Agreement shall be amended by inserting the following defined terms in the correct alphabetical order:

(i) “Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of September 14, 2016, by and among the Company and each Lender party thereto.

(ii) “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(iii) “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(iv) “Bridge Credit Agreement” means that certain Senior Unsecured Bridge Credit Agreement, dated as of July 27, 2016, between the Company and Bank of America, N.A., as administrative agent and initial lender, as amended, modified, restated or otherwise supplemented from time to time.

(v) “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of the definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(vi) “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(vii) “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(viii) “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(ix) “Loan Market Association” means the London trade association, which is the self-described authoritative voice of the syndicated loan markets in Europe, the Middle East and Africa.

(x) “Premier Farnell Acquisition” has the meaning specified in Amendment No. 1.

(xi) “Rule 2.7 Announcement” has the meaning specified in Amendment No. 1.

(xii) “Term Loan Borrowers” has the meaning specified in Amendment No. 1.

(xiii) “Term Loan Facility” has the meaning specified in Amendment No. 1.

(xiv) “Transaction Costs” means fees and expenses (including taxes thereon) and all stamp, documentary, registration or similar taxes and duties, in any such case payable by or incurred by or on behalf of the Company or any of its Affiliates in connection with the Premier Farnell Acquisition and as contemplated by the Bridge Credit Agreement and the Rule 2.7 Announcement.

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(xv) “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement shall be amended by (x) deleting the word “or” immediately before the words “(ii) had appointed for it a receiver,” and (y) inserting the words “or (iii) become the subject of a Bail-In Action” immediately after the words “or any other state or federal regulatory authority acting in such a capacity”.

(c) The definition “Responsible Officer” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer, or authorized signatory, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary or authorized signatory of a Loan Party and any other authorized signatory of the applicable Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing persons or the board of directors or managers of the applicable Loan Party in a notice or other written communication to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(d) Article V of the Credit Agreement shall be amended by inserting the following section at the end thereof:

5.22 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

(e) Section 7.03 of the Credit Agreement shall be amended by (x) deleting the word “and” at the end of clause (i) thereof, (y) replacing the period at the end of clause (j) thereof with the word “; and” and (z) inserting the following clause (k) at the end thereof: “(k) Indebtedness of the Term Loan Borrowers or any other Subsidiary in respect of the Term Loan Facility in an aggregate principal amount not to exceed €500,000,000 so long as the proceeds of such Term Loan Facility are used to finance a portion of cash consideration for the Premier Farnell Acquisition, to refinance any Indebtedness of Premier Farnell, to pay Transaction Costs or to refinance loans made under the Bridge Credit Agreement, and any renewal or replacement thereof.”

(f) New Section 10.20 shall be inserted into the Credit Agreement as follows:

10.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Solely to the extent any party that is an EEA Financial Institution is party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any party hereto that is an EEA Financial Institution arising under any Loan

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Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability, if applicable;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 2. Conditions to Amendment No. 1 Effective Date. This Amendment shall become effective on and as of the date (the “Amendment No. 1 Effective Date”) that the Administrative Agent or its counsel shall have received the following, each of which shall be electronic transmissions (followed promptly by originals), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(a) a counterpart of this Amendment, duly executed by the Company and the Required Lenders and acknowledged by the Administrative Agent;

(b) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Company as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(c) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Company is duly organized or formed, and validly existing and in good standing in its state of incorporation;

(d) a certificate executed by a Responsible Officer of the Company certifying as to the matters in clause (e) below;

(e) the following representations and warranties of the Company shall be true and correct on and as of the Amendment No. 1 Effective Date:

(i) no Default or Event of Default has occurred and is continuing on and as of the Amendment No. 1 Effective Date; and

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(ii) the representations and warranties of the Company set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the Amendment No. 1 Effective Date (except to the extent such representations and warranties are expressly made as of a specified earlier date in which event such representations and warranties shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date); and

(f) all expenses required to be paid hereunder and/or pursuant to the Credit Agreement before the Amendment No. 1 Effective Date shall have been paid in full in cash or will be paid in full in cash on the Amendment No. 1 Effective Date.

Section 3. Reference to and Effect on Loan Documents.

(a) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) This Amendment is an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.

(c) On and after the Amendment No. 1 Effective Date, the Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Company, any Lender or the Administrative Agent under any of the Loan Documents.

Section 4. Costs and Expenses. The Company agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable and documented fees and expenses of a single counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Credit Agreement.

Section 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.14(b) and 10.15 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVNET, INC.

By:	/s/ Kevin M. Moriarty
	Name:	Kevin M. Moriarty
	Title:	Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Ola Anderssen
Name:	Ola Anderssen
Title:	Director

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Winston Lua
Name:	Winston Lua
Title:	Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Daniel Guevara
Name:	Daniel Guevara
Title:	Authorized Signatory

BNP PARIBAS,
as a Lender

By:	/s/ Brendan Heneghan
Name:	Brendan Heneghan
Title:	Director

By:	/s/ Karim Remtoula
Name:	Karim Remtoula
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brian Seipke
Name:	BRIAN SEIPKE
Title:	VICE PRESIDENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christian Sumulong
Name:	Christian Sumulong
Title:	Vice President

SUMITOMO MITSUI BANKING CORP.,
as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark H. Halldorson
Name:	Mark H. Halldorson
Title:	Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jennifer L. Shafer
Name:	Jennifer L. Shafer
Title:	Vice President

COMMERZBANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Tom Kang
Name:	Tom Kang
Title:	Corporate Coverage, TMT - US Corporates

By:	/s/ Waqas Chaudhry
Name:	Waqas Chaudhry
Title:	Corporate Coverage, TMT - US Corporates

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ Steven Aloupls
Name:	Steven Aloupls A2388
Title:	Managing Director Loan Syndications Standard Chartered Bank

UNICREDIT BANK AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Managing Director

By:	/s/ Priya Trivedi
Name:	Priya Trivedi
Title:	Associate Director

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Assistance Vice President

BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By:	/s/ Yong Ou
Name:	Yong Ou
Title:	SVP & Deputy Branch Manager

BAYERISCHE LANDESBANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Rolf Siebert
Name:	Rolf Siebert
Title:	Executive Director

By:	/s/ Gina Sandella
Name:	Gina Sandella
Title:	Vice President

KBC BANK NV, NEW YORK BRANCH,
as a Lender

By:	/s/ Thomas Lerner
Name:	Thomas Lerner
Title:	Director

By:	/s/ Francis X. Payne
Name:	Francis X. Payne
Title:	Managing Director

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Lascody
Name:	John Lascody
Title:	Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ John Davey
Name:	John Davey
Title:	Director Executed in New York

BOKF, NA d/b/a Bank of Arizona,
as a Lender

By:	/s/ James Wessel
Name:	James Wessel
Title:	Senior Vice President

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL),
as a Lender

By:	/s/ Duncan Nash /s/ Alison Butt
Name:	Duncan Nash Alison Butt
Title:

Acknowledged:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President